UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K
_________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2025
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Sable Offshore Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-40111 (Commission File Number)	85-3514078 (I.R.S. Employer Identification Number)

845 Texas Avenue, Suite 2920
Houston, TX		77002
(Address of principal executive offices)		(Zip code)
(713) 579-6161
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001	SOC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act.of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.
On December 17, 2025, the U.S. Department of Transportation’s Pipeline and Hazardous Materials Safety Administration (“PHMSA”) notified Sable Offshore Corp. (the “Company”) that it confirms the Company’s November 26, 2025 determination that the Company’s pipeline connecting the Santa Ynez Unit to the Pentland Station terminal in Kern County, California constitutes an interstate pipeline facility under the Pipeline Safety Act, pursuant to which PHMSA is vested with exclusive regulatory authority over interstate pipelines. In its notification, PHMSA additionally states that it considers the Company’s pipeline system connecting the Santa Ynez Unit to the Pentland Station terminal in Kern County, California to be an “active” pipeline according to PHMSA regulations. The letter from PHMSA to the Company is attached as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description of Exhibits
99.1	PHMSA Determination of Interstate Classification, dated December 17, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sable Offshore Corp.

Date:	December 17, 2025	By:	/s/ Gregory D. Patrinely
		Name:	Gregory D. Patrinely
		Title:	Executive Vice President and Chief Financial Officer